SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

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                             FORM 8-K
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                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                    Date of Report: June 30, 1996

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                  HOUSECALL MEDICAL RESOURCES, INC.
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      (Exact name of Registrant as Specified in its Charter)


    Delaware                          0-28134             58-2114917
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(State or other Jurisdiction  (Commission File Number)  (IRS Employer
of Incorporation or                                     Identification No.)
Organization)

        1000 Abernathy Road, Building 400, Suite 1825, Atlanta, Georgia  30328
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                (Address of principal executive offices)             (Zip Code)


         Registrant's telephone number, including area code: (770) 379-9000


                                Not Applicable
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     (Former name or former address, if changed since last report)

ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS

     On June 30, 1996, Housecall Medical Resources, Inc. (the "Company" or the "Registrant") consummated the acquisition of the primary operating assets of R.N. Registry, Inc. ("R.N. Registry"), an Indiana corporation, located in Indianapolis, Indiana. R.N. Registry is the owner of a home health agency that is authorized to provide Medicare/Medicaid certified and private duty home health services in the following Indiana counties: Boone, Hamilton, Hancock, Hendricks, Johnson, Madison, Marion, Morgan, Rush, Shelby and Tipton.

     Consideration for the acquisition consisted of $225,000 in cash (including approximately $55,000 of acquisition costs) and the assumption of $105,000 in liabilities. The acquisition will be accounted for as a purchase, with the acquired assets being recorded at their respective fair market values. In connection with the acquisition, certain of the principal shareholders of R.N. Registry executed non-compete agreements with the Company.

     The acquisition of the agency from R.N. Registry is a further step in the Company's efforts to build critical mass and enhance its presence in the State of Indiana, where the Company otherwise owns four agencies. R.N. Registry has had operations in Indiana since 1992, and for its fiscal year ended December 31, 1995, had net revenues of approximately $975,000 and an operating loss of approximately $154,000, unaudited. The Company has been providing management and support services to R.N. Registry's agency since April 1994, and was paid approximately $134,000 in management fees by R.N. Registry during its fiscal year ended December 31, 1995.

     A copy of the Asset Purchase Agreement pursuant to which the transaction was consummated is included as an exhibit to this report.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

     7(a) and 7(b)

     Pursuant to Items 7(a) and 7(b) on Form 8-K, the Registrant is required to file financial statements and pro forma financial statements with respect to the acquisition described in Item 2. It is impractical to provide these financial statements and pro forma financial information at the time this Form 8-K is required to be filed. Accordingly, in accordance with Items 7(a)(4) and 7(b)(2) of Form 8-K, the Registrant will file such financial statements and pro forma financial information under cover of form 8-K/A as soon as practical, but no later than September 13, 1996.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

2.1 Asset Purchase Agreement between the Company and R.N. Registry, Inc. dated as of June 30, 1996.
                                Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.



                         Housecall Medical Resources, Inc.
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                               (Registrant)


July 15, 1996            /s/ Peter J. Bibb
                         Peter J. Bibb
                         Chief Financial Officer